EXHIBIT 24

                                POWER OF ATTORNEY
                       NCS/VUE EMPLOYEE STOCK OPTION PLAN

     The undersigned directors and officers of NATIONAL COMPUTER SYSTEMS, INC. hereby constitute and appoint J.W. Fenton, Jr., his true and lawful attorney-in-fact and agent, for him and his name, place and stead, in any and all capacities (including without limitation, as Director and/or Principal Executive officer, Principal Financial Officer, Principal Accounting Officer or any other officer of the Company), to sign a registration statement, and any and all amendments thereto, including post-effective amendments, on Form S-8 relating to the issuance of Common Stock of National Computer Systems, Inc. pursuant to its National Computer Systems, Inc. NCS/ VUE EMPLOYEE STOCK OPTION PLAN, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection there with, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 10th day of April, 1997.

/s/   RUSSELL A. GULLOTTI                 /s/   STEPHEN G. SHANK
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      Russell A. Gullotti                       Stephen G. Shank

/s/   DAVID C. COX                        /s/   JOHN E. STEURI
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      David C. Cox                              John E. Steuri

/s/   MOSES JOSEPH                        /s/   JEFFREY E. STIEFLER
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      Moses Joseph                              Jeffrey E. Stiefler

/s/   JEAN B. KEFFELER                     /s/  JOHN W. VESSEY
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      Jean B. Keffeler                          John W. Vessey

/s/   Charles W. Oswald                     /s/ JEFFREY W. TAYLOR
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      Charles W. Oswald                         Jeffrey W. Taylor